SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12


                            Ambanc Holding Co., Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)  Total fee paid:


  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
      (3) Filing Party:

--------------------------------------------------------------------------------
      (4) Date Filed:

                            AMBANC HOLDING CO., INC.
   11 Division Street, P.O. Box 669, Amsterdam, New York 12010 (518) 842-7200




April 18, 2001

Dear Ambanc Stockholder:

     On behalf of the Board of Directors and management of Ambanc Holding Co., Inc., we cordially invite you to attend our Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m., eastern time, on Friday, May 18, 2001, at our offices at 11 Division Street, Amsterdam, New York. At the meeting, we will report on the Company's operations and outlook for the year ahead.

     An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us additional expense in soliciting proxies to obtain a quorum and will ensure that your shares are represented at the meeting.

     Your Board of Directors and management are committed to the success of our company and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                     Very truly yours,


                                     /s/John M. Lisicki
                                     -------------------------------------------
                                     John M. Lisicki
                                     President and Chief Executive Officer

--------------------------------------------------------------------------------
                            AMBANC HOLDING CO., INC.
                               11 Division Street
                         Amsterdam, New York 12010-4303
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2001
--------------------------------------------------------------------------------

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Ambanc Holding Co., Inc. (the "Company") will be held at the Company's offices at 11 Division Street, Amsterdam, New York, on Friday, May 18, 2001, at 10:00 a.m., Eastern Time.

     A proxy card and a proxy statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     I.   The election of four directors of the Company;

     II. The ratification of the Ambanc Holding Co., Inc. 2001 Stock Option Plan (the "2001 Stock Option Plan");

     III. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Action may be taken on these proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 3, 2001 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during the ten days prior to the Meeting, as well as at the Meeting.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/Robert Kelly
                                       -----------------------------------------
                                       Robert Kelly
                                       Secretary
Amsterdam, New York
April 18, 2001



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            AMBANC HOLDING CO., INC.
                               11 DIVISION STREET
                         AMSTERDAM, NEW YORK 12010-4303
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation on behalf of the board of directors of Ambanc Holding Co., Inc. of proxies to be used at the Annual Meeting of Stockholders of the Company, to be held at the Company's offices at 11 Division Street, Amsterdam, New York, on Friday, May 18, 2001, at 10:00 a.m., Eastern Time, and all adjournments or postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this proxy statement are first being mailed to stockholders on or about April 18, 2001. The Company controls, as a wholly owned subsidiary, Mohawk Community Bank (the "Bank").

     At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of four directors of the Company, (ii) the ratification of the Ambanc Holding Co., Inc. 2001 Stock Option Plan (the "2001 Stock Option Plan") and (iii) the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

Proxies and Proxy Solicitation

     All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted "FOR" the election of the director nominees named in this proxy statement, "FOR" the ratification of the 2001 Stock Option Plan and "FOR" the ratification of the appointment of KPMG LLP. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Any proxy given pursuant to this solicitation or otherwise may be revoked by the stockholder giving it at any time before it is voted by delivering to the Secretary of the Company at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Voting Rights; Vote Required

     Stockholders of record as of the close of business on April 3, 2001 (the "Voting Record Date") will be entitled to one vote on each matter presented for a vote at the Meeting for each share of common stock then held. A vote may be exercised in person or by a properly executed proxy as discussed above. Directors will be elected by a plurality of the votes cast in person or by proxy at the Meeting. Ratification of the 2001 Stock Option Plan and ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 both require both the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting. The presence in person or representation by proxy of at least one-third of the outstanding shares of the common stock will constitute a quorum for purposes of the Meeting.

     With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposals to ratify the 2001 Stock Option Plan and to ratify the appointment of KPMG LLP as the Company's independent auditors will have the effect of a negative vote. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the election of directors or ratification of the 2001 Stock Option Plan or the ratification of the appointment of the auditors. Brokers who do not receive instructions are entitled to vote on the election of directors and the ratification of the appointment of the auditors.

Voting Securities and Principal Holders Thereof

     As of the Voting Record Date, the Company had 4,532,433 shares of common stock issued and outstanding. The following table sets forth, as of the Voting Record Date, information regarding share ownership by the persons or entities known by management to beneficially own more than five percent of the Company's common stock and all directors and executive officers of the Company as a group. See "Proposal I -Election of Directors" for information regarding share ownership by the individual directors and certain executive officers.

                                                               Percent of Shares
                                        Amount and Nature of    of Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership      Outstanding
------------------------------------    ---------------------- -----------------

Ambanc Holding Co., Inc.                     384,709(1)              8.7%
  Employee Stock Ownership Plan
  11 Division Street
  Amsterdam, New York 12010

Dimensional Fund Advisors, Inc.              335,200(2)              7.4%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California  90401

Jewelcor Management, Inc., et al.            317,090(3)              7.0%
  100 N. Wilkes-Barre Boulevard
  Wilkes-Barre, Pennsylvania 18702

Seidman and Associates, L.L.C.               286,542(4)              6.3%
  19 Veteri Place
  Wayne, New Jersey 07470

Directors and executive officers of        1,029,028(5)             21.9%
the Company as a group (18 persons)
------------------

(1) The amount reported represents shares of common stock held by the Ambanc Holding Co., Inc. Employee Stock Ownership Plan (the "ESOP"). As of the Voting Record Date, 193,780 shares of common stock under the ESOP had been allocated to accounts of participants. RS Group Trust Company, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants or which have been allocated but are not voted by the participants. Participants in the ESOP have the right to direct the voting of shares allocated to their accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the same manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts.

(2) As reported on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 2, 2001. The filer reports sole voting and dispositive power with respect to all shares but disclaims beneficial ownership of all shares of common stock.

(3) As reported by Jewelcor Management, Inc. ("JMI") and the other members of a group formed with JMI under Section 13(d) of the Securities Exchange Act of 1934 based on an amended Schedule 13D filed with the SEC on September 20, 2000 and a Form 5 filed in February, 2001. JMI reported sole voting and dispositive power over 308,440 shares. The other members of the group reported beneficial ownership as follows: Mr. Seymour Holtzman, a director of the Company and a member of this group: shared voting and dispositive power over 4,886 shares; Mr. Holtzman's wife: none; Allison Holtzman Garcia, Mr. Holtzman's daughter: sole voting and dispositive power over 1,535 shares; Custodial Account f/b/o Allison Holtzman Garcia ("AHG Custodial Account"): sole voting and dispositive power over 1,374 shares; Trust f/b/o Steven Holtzman, Mr. Holtzman's son ("SH Trust"): sole voting and dispositive power over 160 shares; Custodial Account f/b/o Olivia Garcia, Mr. Holtzman's granddaughter ("OG Custodial Account"), sole voting and dispositive power over 160 shares; Custodial Account f/b/o Chelsea Holtzman, Mr. Holtzman's granddaughter ("CH Custodial Account"): sole voting and dispositive power over 535 shares; S.H. Holdings, Inc.: none;
     Jewelcor:  none.

(4) As reported by Seidman and Associates, L.L.C. and the other members of a group formed with Seidman and Associates, L.L.C. under Section 13(d) of the Securities Exchange Act of 1934 based on a Schedule 13D filed with the SEC on August 25, 2000 and a Form 5 filed in February, 2001. Seidman and Associates, L.L.C. reported sole voting and dispositive power over 113,497 shares. The other members of the group reported beneficial ownership as follows: Mr. Lawrence B. Seidman, a director of the Company and a member of this group: sole voting and dispositive power over 286,542 shares; Seidman Investment Partnership, L.P.: sole voting and investment power over 36,170 shares; Seidman Investment Partnership II, L.P.: sole voting and investment power over 36,750 shares; Kerrimatt, L.P.: sole voting and investment power over 39,500 shares; Federal Holdings, L.L.C.: sole voting and investment power over 30,250 shares; Pollack Investment Partnership, L.P.: sole voting and investment power over 12,000 shares; discretionary clients: sole voting and investment power over 18,000 shares.

(5) This amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 168,588 shares of common stock granted to group members which are currently exercisable or which will become exercisable within 60 days of the Voting Record Date. Includes shared voting and dispositive power over 730,939 shares of common stock. In addition, this amount includes the 317,090 shares owned by Mr. Holtzman and the other members of his group described in footnote (2) and the 286,542 shares owned by Mr. Seidman and the other members of his group described in footnote (4).

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Approximately one-third of the Company's directors are elected annually to serve for a three-year term or until their respective successors are elected and qualified. The Company's board of directors (the "Board of Directors" or the "Board") is currently comprised of fourteen directors, with five directors in one class, whose terms will expire on the date of the Meeting, and five and four directors in the two other classes, with terms that will expire in 2002 and 2003, respectively. One of the current directors whose term will expire this year, Mr. Lauren T. Barnett, is retiring as Chairman of the Board and director of the Company as of the date of the Meeting. Accordingly, stockholders will elect four directors at the Meeting. The Company wishes to express its sincere gratitude for the years of dedicated service and guidance provided by Director "Bud" Barnett, who has served as Chairman of the Company's Board of Directors since 1998 and a director since 1966.

     In February 2001, the Company amended its bylaws regarding the age qualification for directors. Under the amended bylaws, all persons are subject to a qualification requirement whereby they will not be eligible for appointment, election or reelection if they have reached the age of 76 years on or before the date of such appointment, election or reelection.

     In March 2001, the Board of Directors elected Director Lawrence B. Seidman as Chairman of the Company's Board of Directors, effective as of the date of the Meeting. In addition, the Board of Directors of the Bank elected President and Chief Executive Officer and director John M. Lisicki as Chairman of the Board of Directors of the Bank, effective as of the date of the Meeting.

     The following table sets forth certain information, as of the Voting Record Date, regarding each nominee for director and each current director whose term of office extends beyond the date of the Meeting. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted "FOR" the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

                                                                                                     Shares of
                                                                                        Current     Common Stock    Percent
                                                                            Director    Term to     Beneficially       of
 Name                     Age(1)     Position(s) Held in the Company        Since(2)    Expire        Owned(3)      Class(4)
 ----                     -------    --------------------------------       --------    -------       --------      --------

                                     BOARD NOMINEES FOR TERM TO EXPIRE IN 2004
 Daniel J. Greco            72       Director                                 1998        2001       19,106(5)        *
 John M. Lisicki            54       President and Chief Executive Officer    1998        2001       71,744(6)       1.6%
 Charles S. Pedersen        75       Director                                 1977        2001       25,434(7)        *
 John A. Tesiero, Jr.       73       Director                                 1998        2001       28,562(8)        *

                                          DIRECTORS CONTINUING IN OFFICE
 James J. Bettini, Sr.      46       Director                                 1998        2002        2,220(9)        *
 Seymour Holtzmann          65       Director                                 1999        2002      317,090(10)      7.0%
 Allan R. Lyons             60       Director                                 1999        2002        1,419           *
 Charles E. Wright          58       Director                                 1998        2002        2,320(11)       *
 William L. Petrosino       42       Director                                 1999        2002       59,174(12)      1.3%
 John J. Daly               60       Director                                 1988        2003       29,168(13)       *
 Marvin R. LeRoy, Jr.       40       Director                                 1996        2003       15,820(14)       *
 Lawrence B. Seidman        53       Director                                 2000        2003      286,542(15)      6.3%
 Ronald S. Tecler           62       Director                                 1998        2003       30,705(16)       *

                                 CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
 Benjamin Ziskin                     Senior Vice President                                           43,255(17)       *
 Thomas Nachod                       Senior Vice President                                            3,029(18)       *
 James J. Alescio                    Senior Vice President                                           30,218(19)       *


----------------------------
(1)  As of December 31, 2000.
(2)  Includes service as a director of the Bank.
(3) The nature of beneficial ownership for shares reported in this column is sole voting and dispositive power, except as otherwise noted in these
     footnotes.   Included  in  the  shares  beneficially  owned  by  the  named individuals are options to purchase shares of common stock, which are currently exercisable or which will become exercisable within 60 days of the Voting Record Date, as follows: Mr. Lisicki - 38,913 shares; Messrs. Greco, Tecler and Tesiero - 7,782 shares; Messrs. Daly, LeRoy, and Pedersen
     - 13,542 shares, Mr. Ziskin - 24,905 shares; Mr. Nachod - 2,000 shares; and Mr. Alescio - 17,122 shares.
(4)  An asterisk(*) indicates ownership of less than one percent.
(5)  Includes shared voting and dispositive power over 7,134 shares.
(6)  Includes shared voting and dispositive power over 26,198 shares.
(7)  Includes shared voting and dispositive power over 2,500 shares.
(8)  Includes shared voting and dispositive power over 5,834 shares.
(9)  Includes shared voting and dispositive power over 600 shares.
(10) For detailed information regarding Mr. Holtzman's ownership, see footnote 2 to the table under "Voting Securities and Principal Holders Thereof."
(11) Includes shared voting and dispositive power over 700 shares.
(12) Includes shared voting and dispositive power over 23,400 shares.
(13) Includes shared voting and dispositive power over 2,611 shares.
(14) Includes shared voting and dispositive power over 1,020 shares.
(15) For detailed information regarding Mr. Seidman's ownership, see footnote 4 to the table under "Voting Securities and Principal Holders Thereof."
(16) Includes shared voting and dispositive power over 2,140 shares.
(17) Includes shared voting and dispositive power over 18,350 shares.
(18) Includes shared voting and dispositive power over 1,029 shares.
(19) Includes shares voting and dispositive power over 13,096 shares.

     The business experience for at least the past five years of each nominee and director continuing in office after the Meeting is set forth below.

     Dr. Daniel J. Greco. Dr. Greco became a director of the Company and the Bank following the merger with AFSALA. Prior to the merger, Dr. Greco had been a director of Amsterdam Federal Bank, a subsidiary of AFSALA, since 1980, and a director of AFSALA since its formation in 1996. Dr. Greco is a former school teacher and the retired superintendent of the Greater Amsterdam School District. Dr. Greco serves on the Board of Directors of the Amsterdam Memorial Hospital and Industries for Amsterdam, Inc. and is active in the Rotary Club, the Elks Club, and the Boy Scouts of America.

     John M. Lisicki. Mr. Lisicki became President and Chief Executive Officer of the Company and the Bank upon consummation of the merger with AFSALA in November 1998. Prior to the merger, Mr. Lisicki had served as President and Chief Executive Officer of Amsterdam Federal Bank since 1983 and as President and Chief Executive Officer of AFSALA since 1996. Mr. Lisicki is a current member, Treasurer and past Chairman of the Board of Trustees of Amsterdam Memorial Hospital, a member of the Board and former President of Industries for Amsterdam, a member of the Board and former Vice President of the Amsterdam Free Library, a member of the Board of the Sarah J. Sanford Home for Elderly Women, former President of the Foundation of Liberty Enterprises, as well as a member of its Board of Directors, and a former board member of Hospice Foundation, the Amsterdam City Center and the Advisory Board of St. Mary's Hospital. Effective May 18, 2001, Mr. Lisicki will become Chairman of the Board of Directors of the Bank.

     Charles S.  Pedersen.  Since 1985, Mr.  Pedersen has been a  manufacturers'
representative  for  various   international   fiberglass  and  related  product
companies. Mr. Pedersen's office is located in Amsterdam, New York.

     John A. Tesiero, Jr. Mr. Tesiero became a director of the Company and the Bank following the merger with AFSALA. Prior to the Merger, Mr. Tesiero had served as a director of Amsterdam Federal Bank since 1994 and of AFSALA since 1996. Mr. Tesiero is the sole owner and President and Chief Executive Officer of Cranesville Block Co., Inc., a construction supply business selling ready mix concrete, concrete block, sand, gravel and stone, located in Amsterdam, New York.

     James J. Bettini, Sr. Mr. Bettini is Executive Vice President of Operations of Farm Family Holding Co., parent company of Farm Family Insurance, where he has been employed since 1979. He is past president of the Albany Association of Chartered Property and Casualty Underwriters, and served on the Amsterdam City Zoning Board of Appeals and the Amsterdam Golf Commission.

     Seymour Holtzman. Since 1990, Mr. Holtzman has served as Chairman and Chief Executive Officer of each of the following companies: Jewelcor Management & Consulting, Inc., a management and consulting firm in Wilkes-Barre, Pennsylvania; C.D. Peacock, Inc., a jewelry company based in Chicago, Illinois; Central European Capital Investors, Inc., an investment company operating in eastern Europe; and S.A. Peck & Co., a mail order jewelry company based in Chicago, Illinois. Mr. Holtzman has over 35 years of management experience, and has been an investor in the banking and thrift industries since 1972. A philanthropist, Mr. Holtzman has been honored as "Humanitarian of the Year" by the Cardinal Cushing School and Training Center in Boston, Massachusetts and "Man of the Year" by the B'nai B'rith Youth Services.

     Allan R. Lyons. Mr. Lyons is the owner of 21st Century Strategic Investment Planning, a company that Mr. Lyons began operating following his retirement in December 1999 as the Chairman of the Board and Chief Executive Officer of Piaker & Lyons, Vestal, New York. Mr. Lyons had served as Chairman of the firm's personal financial planning committee and executive committee. Mr. Lyons had worked for Piaker & Lyons since 1964, and had become an executive of the firm in 1968. Mr. Lyons is a member of the American Institute of CPAs, the New York State Society of CPAs, and the International Association for Financial Planning. He is on the board of advisors of the Binghamton University School of Management, is a corporate member of United Health Services, and serves on the endowment committee of the United Jewish Appeal of Broome County. Mr. Lyons is a director of Officeland Inc., Retail Entertainment Group, Inc. and Franklin Credit Management Corporation.

     Charles E. Wright. Since 1976, Mr. Wright has been President of W.W. Custom Clad, Inc., Canajoharie, New York, a metal finishing shop specializing in powder coatings. Prior to that time, Mr. Wright was a sales representative for the Industrial Coatings Division of Schenectady International in the New York and New England regions and a teacher and vocational guidance counselor at Canajoharie High School. Mr. Wright is a trustee of the Arkell Hall Foundation in Canajoharie and the Foundation of St. Mary's Hospital in Amsterdam.

     William L. Petrosino. Mr. Petrosino is a longtime local businessman in the wholesale beverage industry, operating beverage companies in the Amsterdam, South Glens Falls and Schenectady, New York areas. He has served as a director of the Company since May 1999. He also owns and operates warehouse rental space in Montgomery and Fulton Counties, as well as residential rental properties in the Amsterdam area. Mr. Petrosino serves as the Chairman of the Board of Directors of the Fulton-Montgomery-Schoharie Private Industry Council, and of the Workforce Development Board. In addition, Mr. Petrosino serves as Chairman of the Amsterdam City Planning Board, and is on the boards of directors of the Montgomery County Economic Development Zone and Amsterdam Memorial Hospital.

     John J. Daly. Mr. Daly is the Vice President and was a former owner of Alpin Haus, Inc., a retail company located in Amsterdam, New York, which specializes in the sale of recreational vehicles. Mr. Daly has been associated with Alpin Haus since 1963.

     Marvin R. LeRoy, Jr. Mr. LeRoy is Executive Director of the Alzheimer's Association, Northeastern New York Chapter and is also Town/County Supervisor for Saratoga County representing the Town of Clifton Park. Previously, he has served as Development Officer for Skidmore College in Saratoga Springs, Executive Director of the Kenwood Child Development Center in Albany, Executive Director of the Amsterdam City Center (YMCA) and served as Executive Director of the Montgomery County Youth Bureau, Planning Officer for the Montgomery County Planning Department, and Director of the Montgomery County Veterans Services. Mr. LeRoy is also active in the community, having served on over 25 boards and councils throughout the Capital District.

     Lawrence B. Seidman. Mr. Seidman has been a director of the Company since March 2000. Since March 1999, Mr. Seidman has been the President, General Counsel and a Director of Menlo Acquisition Corporation. Mr. Seidman is also Manager of Seidman & Associates, L.L.C., President of Veteri Place Corp., the sole General Partner of Seidman Investment Partnership, LP, Seidman Investment Partnership II, LP, Manager, of Federal Holdings, L.L.C. and business consultant to certain partnerships and individuals, including, but not limited to, Kerrimatt, LP. He is also a director of CNY Financial Corporation and South Jersey Financial Corporation, Inc. and their respective bank subsidiaries. Effective May 18, 2001, Mr. Seidman will become Chairman of the Board of Directors of the Company.

     Mr. Seidman and certain affiliates (the "Seidman Group") were defendants in a civil proceeding filed in federal district court by IBS Financial Corp. in November 1996 in connection with a proxy contest, state law matters and disclosure required under the federal securities laws. Following an appeal of the district court decision, the Third Circuit Court of Appeals, in February 1998, reversed in part and remanded in part the lower court decision. The Court of Appeals determined that a Schedule 13D filed by the Seidman Group had failed to adequately disclose information about persons in control of the Seidman Group. Pending the remand, an amended Schedule 13D was filed to provide additional disclosures about members of the Seidman Group. Thereafter, the federal district court entered a Judgment After Remand which directed the inclusion of these disclosures in the Schedule 13D.

     Dr. Ronald S. Tecler. Dr. Tecler became a director of the Company and the Bank following the merger with AFSALA Bancorp, Inc. ("AFSALA"). The Company acquired AFSALA in November 1998. Prior to the merger, Dr. Tecler had been a director of Amsterdam Federal Bank since 1994 and a director of AFSALA since 1996. Dr. Tecler is the majority stockholder of a professional corporation engaged in the practice of dentistry in Amsterdam, New York and has practiced dentistry since 1971. Dr. Tecler is the Chairman of the Board of the Amsterdam Urban Renewal Agency, a board member of Industries for Amsterdam, Inc., the Vice President of the Twin Rivers Boy Scouts Council, and is active in the Amsterdam Rotary Club and the St. Mary's Hospital of Amsterdam Foundation.

Meetings and Committees of the Boards of Directors

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. For the year ended December 31, 2000, the Board of Directors met twelve times. During 2000, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held while he was a director and the total number of meetings held by the committees of the Board of Directors on which he served during the period in which he served.

     The Board of Directors of the Company has standing Compensation, Nominating and Audit Committees.

     The Company's Compensation and Benefits Committee is comprised of Directors Bettini (Chairman), Leroy, Daly, Pedersen and Tesiero. The Compensation and Benefits Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies as well as administering the Company's 1997 Stock Option and Incentive Plan (the "1997 Stock Option Plan") and Recognition and Retention Plan (the "RRP"). This committee met nine times during 2000.

     The Company's Nominating Committee, consisting of the entire Board of Directors, reviews the terms of the directors and makes nominations for directors to be voted on by stockholders. The Nominating Committee generally meets once a year. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Company's Bylaws. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 90 days prior to the date of the annual meeting, except that if less than 100 days' notice of the date of the meeting is given or made to stockholders, nominations must be delivered no later than the close of business on the tenth day following the earlier of the day on which notice of the meeting was mailed or the day on which the meeting date was announced. The Nominating Committee met two times in 2000 for the purpose of making nominations for directors to be voted on by stockholders at the Meeting.

                          REPORT OF THE AUDIT COMMITTEE

     The Ambanc Holding Co., Inc. Board of Directors' Audit Committee is comprised of five directors who are not officers of the Company. The Audit Committee held two meetings during 2000. Under currently applicable rules, each member of the Audit Committee is considered independent. The Board of Directors has adopted a written charter for the Audit Committee, which is included as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2000 with management and KPMG. The Audit Committee has also discussed with KPMG the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from KPMG the written disclosures and the letter regarding KPMG's independence, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Fees for services provided by the independent accountants for the 2000 fiscal year are as follows: audit fees (including quarterly reviews) - $142,900; financial information systems design and implementation fees - none; and all other fees (primarily tax compliance and advisory services and audits of the Company's employee benefit plans) - $177,000. The Audit Committee discussed KPMG's independence with KPMG and has considered whether the non-audit services provided by KPMG during the year ended December 31, 2000 were compatible with maintaining KPMG's independence.

     Based on the Audit Committee's discussions with management and KPMG, and its review of the information described in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     By the Audit  Committee of the Board of  Directors  of Ambanc  Holding Co.,
Inc.:

          Charles S. Pedersen, Chairman, James J. Bettini, John J. Daly, Marvin R. LeRoy, Jr. and Ronald S. Tecler

     Meetings and Committees of the Bank. The Bank's Board of Directors meets at least monthly and held twelve meetings during the year ended December 31, 2000. During 2000, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings held while he was a director and the total number of meetings held by the committees of the Board of Directors on which he served during the period in which he served.

Director Compensation

     Directors of the Company did not receive any remuneration during 2000 for service on the Company's Board of Directors or any committees of the Company's Board of Directors. Each non-employee director of the Bank, however, received during 2000 an annual fee of $16,000 in cash for service on the Board of Directors of the Bank. Non-employee directors serving on the Bank's Executive, Audit, Personnel and Strategic Planning Committees also received during 2000, $300 in cash for each committee meeting attended. Each director of the Company also currently serves as a director of the Bank. Of the annual fee for the Bank's non-employee directors, up to 100% may be paid in shares of the Company's common stock issued pursuant to the RRP (with one-twelfth of the annual share amount vesting each month), and the remaining amount paid in cash.

     The Bank has established a deferred compensation program for the benefit of certain of its non-employee directors. This program permits participating directors to defer a portion of their Board fees over a five-year period. Pursuant to agreements entered into with participating directors, upon the later of the first year after the end of the five-year period or the director reaching 65 years of age, the director (or in the event of death, his designated beneficiary) will receive an annual cash payment for a period of up to 10 years based upon the amount of fees deferred. In order to balance the expected payments under the deferred compensation plan, the Bank has purchased whole life insurance policies on the lives of the participating directors. While the Bank will make the annual payments to participating directors over the ten year period, the lump sum death benefits payable on the insurance policies should be sufficient to repay the Bank for the benefits paid to the participating directors with a modest return, provided actuarial assumptions regarding life expectancies are accurate. The current directors participating in the deferred compensation program are Directors Daly and Barnett. Each of these directors has completed his five-year deferral period.

Executive Compensation

The following table sets forth information concerning the compensation paid to certain executive officers of the Company and the Bank. No other executive officer earned a salary and bonus in excess of $100,000 during 2000.


                           SUMMARY COMPENSATION TABLE
                                                  Annual Compensation(1)          Long Term Compensation
                                         -------------------------------------   ------------------------
                                                                                 Restricted   Securities
                                                                  Other Annual     Stock       Underlying        All Other
  Name and                               Salary         Bonus     Compensation    Award(s)    Options/SARs     Compensation
  Principal Position             Year      $             ($)          $(2)           ($)          (#)                ($)
  -------------------            ----    ------        -------    ------------   ----------   ------------     ------------
  John M. Lisicki, President     2000    $205,000      $27,707       $  --       $   --          20,000          $69,688(3)
  and Chief Executive Officer    1999     170,000       36,658          --           --              --           68,035
                                 1998      19,615(1)        --          --           --              --           19,370

  Benjamin Ziskin                2000    $100,000      $15,585       $  --       $   --          10,000          $28,583(4)
  Senior Vice President          1999      85,000       20,619          --           --              --           28,782

  Thomas Nachod                  2000    $100,000      $15,585       $  --       $   --          10,000          $21,410(5)
  Senior Vice President          1999      85,000       20,619          --           --              --              668

  James J. Alescio               2000    $100,000      $10,390       $  --       $   --          10,000          $19,981(6)
  Senior Vice President

-------------------

(1) For Mr. Lisicki, employment with the Company and the Bank commenced on November 16, 1998. For Messrs. Ziskin, Nachod and Alescio, none earned a salary and bonus of more than $100,000 for 1998. Mr. Alescio did not earn more than $100,000 in 1999.
(2) None of the persons listed received any additional benefits or perquisites which, in the aggregate, exceeded the lesser of 10% of the person's salary and bonus, or $50,000.
(3) For 2000 and 1999, this amount consists of the value, at December 31, 2000 and 1999, of shares allocated to his ESOP account ($29,423 and $31,799, respectively), the value of term life insurance ($937 and $564, respectively) paid by the Bank for the individual under a group plan and the accrual of $39,328 and $35,672, respectively, by the Bank for a supplemental retirement plan. For 1998 this amount consists of a $9,807 payment for unused vacation time, the value, at December 31, 1998, of shares allocated to his ESOP account ($6,248) and the accrual of $3,315 by the Bank for a supplemental retirement plan.
(4) For 2000 and 1999, this amount consists of the value, at December 31, 2000 and 1999, of shares allocated to his ESOP account ($20,626 and $21,823, respectively), the value of term life insurance ($802 and $174, respectively) paid by the Bank for the individual under a group plan and the accrual of $7,155 and $6,785, respectively, by the Bank for a supplemental retirement plan.
(5) For 2000 and 1999, this amount consists of the value, at December 31, 2000, of shares allocated to his ESOP account ($20,608 in 2000 only) and the value of term life insurance ($802 and $668, respectively) paid by the Bank for the individual under a group plan.
(6) For 2000, this amount consists of the value, at December 31, 2000, of shares allocated to his ESOP account ($19,179) and the value of term life insurance ($802) paid by the Bank for the individual under a group plan.

     The following tables set forth additional information concerning options granted under the 1997 Stock Option Plan to certain executive officers.


                                        Option Grants in Last Fiscal Year
                                        ---------------------------------
                                                                                         Potential Realizable Value at
                                                                                         Assumed Annual Rates of Stock
                                                                                            Price Appreciation for
                                             Individual Grants                                     Option Term
                        -------------------------------------------------------------    -----------------------------
                                      Percent of Total
                        Number of     Options Granted
                         Options      to Employees in     Exercise Price   Expiration
      Name               Granted        Fiscal Year         ($/Share)         Date         5% ($)      10% ($)
      ----               -------        -----------         ---------         ----         ------      -------
John M. Lisicki          20,000             30%               $15.53        10/27/10      195,400      495,000
Benjamin Ziskin          10,000             15%               $15.53        10/27/10       97,700      247,500
Thomas Nachod            10,000             15%               $15.53        10/27/10       97,700      247,500
James J. Alescio         10,000             15%               $15.53        10/27/10       97,700      247,500

     The following table sets forth certain information concerning the aggregate number and value of the stock options held by certain executive officers at December 31, 2000. No stock appreciation rights have been granted by the Company to date.

                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                AND FISCAL YEAR END OPTION/SAR VALUES
--------------------------------------------------------------------------------------------------------------
                                                          Number of Securities
                                                         Underlying Unexercised         Value of Unexercised
                              Shares                         Options/SARs           in-the-Money Options/SARs
                           Acquired on      Value         at Fiscal Year-End            at Fiscal Year-End
           Name              Exercise     Realized                (#)                         ($)(1)
                               (#)           ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------
John M. Lisicki                --            --             38,913/20,000                 132,499/16,900

Benjamin Ziskin                --            --             24,905/10,000                   84,802/8,450

Thomas Nachod                  --            --              2,000/10,000                    5,750/8,450

James J. Alescio               --            --             17,122/10,000                   58,300/8,450

---------------------

(1) Represents the aggregate market value of the stock options as of December 31, 2000, based on the difference between the market price per share of the common stock ($16.375, the closing price per share of the common stock as reported on the Nasdaq Stock Market on December 31, 2000), and the exercise price of the exercisable stock options ($12.97 per share for Mr. Lisicki, $12.97 per share for Messrs. Ziskin and Alescio and $13.50 per share for Mr. Nachod) and the exercise price of $15.53 per share for each individual's unexercisable stock options.

Defined Benefit Pension Plan

     The Bank sponsors a defined benefit pension plan for its employees (the "Pension Plan"). All future benefit accruals and participation in the Pension Plan have been frozen as of November 30, 2000. A participant must complete five years of service before attaining a vested interest in his or her retirement benefits, after which the participant is 100% vested. The Pension Plan is funded solely through contributions made by the Bank.

     The benefit provided to a participant at normal retirement age (generally age 65) is based on the average of the participant's basic annual compensation during the 36 consecutive months of service within the last 120 completed months of a participant's service which yields the highest average compensation ("average annual compensation"). The annual benefit provided to a participant who retires at age 65 is equal to 2% of average annual compensation for each year of service without offset of the participant's anticipated Social Security benefits. An individual's annual benefit is limited to 70% of his or her annual average compensation.

     The annual benefit provided to participants (i) at early retirement age (generally age 60) with five years of service who elect to defer the payment of their benefits to normal retirement age, (ii) at early retirement age with ten years of service who elect to receive payment of their benefits prior to normal retirement age or (iii) who postpone annual benefits beyond normal retirement age, are calculated basically the same as the benefits for normal retirement age, with annual average compensation being multiplied by 2% for each year of such individual's actual years of service. A participant eligible for early retirement benefits who does not meet the requirements set forth above will have his or her benefits adjusted as further described in the Pension Plan. The Pension Plan also provides for disability and death benefits.

     The following table sets forth, as of December 31, 2000, estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form.

                               PENSION PLAN TABLE

                                      Years of Credited Service
                   -----------------------------------------------------------
Remuneration          15           20          25           30            35
------------       -------      -------     -------      -------       -------
$  75,000          $22,500      $30,000     $37,500      $45,000       $52,500
  100,000           30,000       40,000      50,000       60,000        70,000
  125,000           37,500       50,000      62,500       75,000        87,500
  150,000           45,000       60,000      75,000       90,000       105,000
  175,000(1)        48,000       64,000      80,000       96,000       112,000
-------------
(1) 2000 annual earnings for computation of pension benefits are limited to $160,000 by Internal Revenue Service regulations.

     At December 31, 2000, Mr. Lisicki, Mr. Ziskin and Mr. Alescio each had two years of credited service under the Pension Plan and Mr. Nachod had one year of credited service.

Employment Agreements

     The  Bank has  entered  into a three  year  employment  agreement  with Mr.
Lisicki. The agreement provides for a minimum annual base salary of $205,000, and for the payment of bonuses in the discretion of the Board of Directors of the Bank. The term of the agreement may be extended for an additional year (in addition to the then-remaining term) on each anniversary of the commencement date, subject to approval of the Board of Directors of the Bank. The agreement entitles Mr. Lisicki to participate in all employee benefit and retirement plans in which the Bank's executive officers participate.

     Under the agreement, if Mr. Lisicki's employment were "involuntarily terminated" by the Bank other than in connection with or within twelve months after a change in control of the Bank or the Company or for cause, then (i) the Bank would be required to pay to Mr. Lisicki during the remaining term of the agreement his salary at the rate in effect as of the date of termination and
(ii) the Bank would be required to provide to Mr. Lisicki during the remaining term of the agreement substantially the same benefits as the Bank maintained for its executive officers immediately prior to the date of termination. The agreement provides that if Mr. Lisicki's employment were involuntarily terminated in connection with or within 12 months after a change in control, Mr. Lisicki would be entitled to receive from the Bank a lump sum payment in cash of an amount equal to 299% of Mr. Lisicki's "base amount" and, for the remaining term of the agreement, substantially the same health benefits as the Bank maintained for its executive officers immediately prior to the change in control. Under the agreement, "involuntary termination" means termination of Mr. Lisicki's employment without his express written consent, and also includes a material diminution of his current duties, responsibilities and benefits (including not being elected or re-elected to the Board of Directors of the Bank or the Company).

     Mr. Lisicki's employment agreement was amended by the Board of Directors in November 2000. The agreement with Mr. Lisicki was amended to (i) extend the expiration term of the agreement to November 16, 2003, (ii) provide indemnification to Mr. Lisicki for legal fees and expenses (up to the maximum amount permitted by law) incurred by him in the event that it is necessary for him to enforce his rights under the agreement and (iii) guaranty the payment to Mr. Lisicki by the Company of any Termination Payment (as defined in the agreement) in the event that the Bank fails to make such payment in a timely manner in accordance with the agreement.

     The Bank has nearly identical agreements with two year terms that expire in November 2001 for each of Messrs. Ziskin, Nachod and Alescio. The base salary under these agreements are $100,000 and also provide for a lump sum payment of 299% of the individual's base amount in the event of termination following a change in control of the Company or the Bank.

Supplemental Retirement Plans

     The Bank maintains a supplemental retirement plan ("SERP") for the benefit of Mr. Lisicki, which was adopted by Amsterdam Federal Bank in connection with the termination of Amsterdam Federal Bank's defined benefit retirement plan in fiscal 1994, and amended as of March 17, 1998. The purpose of the SERP is to furnish Mr. Lisicki with supplemental post-retirement benefits in addition to those which will be provided to him under the Bank's 401(k) Plan. (Amsterdam Federal Bank's 401(k) Plan, in which Mr. Lisicki participated, was merged into the Bank's 401(k) Plan during fiscal 1999. Mr. Lisicki is a participant in the Bank's 401(k) plan). It is intended that Mr. Lisicki's benefits under the SERP, when added to his benefits under the Bank's 401(k) Plan, will be approximately equal to the benefits Mr. Lisicki would have received under the terminated defined benefit retirement plan. Annually, a sum equal to 16.90% of Mr. Lisicki's annual salary is expensed and funded by the Bank to a reserve account ("Deferred Compensation Account") for the purpose of providing to him the target benefits under the SERP. Upon Mr. Lisicki's termination of employment with the Bank (other than for cause), the supplemental retirement benefits consisting of the then-current value of all amounts credited to Mr. Lisicki's Deferred Compensation Account will be payable to him. The SERP provides that the Bank may pay the benefits either as a single lump sum payment, by purchasing a straight life or joint and survivor annuity, or in monthly installments over five, ten or fifteen years. Upon receipt of benefits under the SERP, under current federal income tax laws, Mr. Lisicki will recognize ordinary income in the amount of the benefits he receives and the Bank will be entitled to a tax deduction for the amount of benefits paid as compensation expense at that time.

     The Bank  maintains a nearly  identical SERP for the benefit of Senior Vice
President  Ziskin.  Mr.  Ziskin's  SERP,   however,   provides  for  a  Deferred
Compensation Account equal to 6.19%.

Compensation Committee Interlocks and Insider Participation

     The Company's Compensation and Benefits Committee is comprised of Directors Bettini (Chairman), Leroy, Daly, Pedersen and Tesiero. No executive officer of the Company is, or was during 2000, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2000, a member of a comparable compensation committee of a company of which any of the directors or executive officers of the Company is an executive officer.

Compensation and Benefits Committee Report

     The Compensation and Benefits Committee (the "Committee") is responsible for the establishment, oversight and administration of executive compensation and executive and director incentive plans. The Committee is composed entirely of outside directors.

Executive Compensation Philosophy

     The executive compensation program is designed to achieve two principal objectives. First, the program is intended to be fully competitive so as to attract, motivate and retain talented executives. Secondly, the program is intended to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of the Company. The Committee's philosophy is to pay competitive annual salaries to executive officers, coupled with incentives that will result in overall compensation for executive officers that will fluctuate depending upon, and be commensurate with, the Company's actual performance in relation to the financial goals established by the Committee and ratified by the Board of Directors at the beginning of each year. These incentives consist of annual cash incentive compensation and long-term stock compensation, consisting primarily of stock grants and stock options.

     The Committee assesses the competitiveness of its executives' compensation by referring, at least annually, to a survey which compares and examines a variety of compensation-related data furnished by a prominent international consulting firm for the financial industry. The Committee also periodically reviews the compensation policies of other similarly situated companies, as set forth in various industry publications, to determine whether the Company's compensation decisions are competitive within its industry. Based upon this information, the Committee believes that it has established a program to:

     o Support a performance-oriented environment that rewards performance not only with respect to the Company's goals but also the Company's performance as compared to that of others in the industry;

     o Attract and retain key executives critical to the long-term success of the Company and the Bank;

     o Integrate compensation programs with both the Company's annual and long-term strategic planning and measuring processes; and

     o    Reward   executives  for  long-term   strategic   management  and  the
          enhancement of stockholder value.

     In making compensation decisions the Committee also focuses on the individual contributions of executives of the Company and the Bank. The Committee uses its discretion to set executive compensation as, in its judgment, external, internal or individual circumstances dictate.

Annual Salaries

     Salary ranges governing executives are established annually based upon competitive data and other information pertinent to the geographic area, especially in the banking field. Within the ranges, salaries vary based upon an individual's level of responsibility, impact on the business, work experience, performance, tenure and potential for advancement within the Company and the Bank. Annual salaries for newly-hired executives are determined at the time of hire, taking into account all of the foregoing, except tenure. The chief executive officer and other executive officers generally receive salary increase consideration at 12-15 month intervals for purposes of business performance comparisons. Salary adjustments for the chief executive officer and other executives are subject to approval by the full Board, based upon the recommendations of the Committee.

Annual Incentives/Bonuses

     The Board of Directors established a Senior Management Salary Incentive Plan in 1999 and this plan continued in effect for 2000. The purpose of the plan is to meet and exceed financial goals to promote a superior level of performance relative to the bank's competition in its market area. Through payment of incentive compensation beyond base salaries, the plan provides reward for meeting and exceeding the bank's financial goals as well as recognition of individual achievements for plan participants.

         In the event that quarterly net income exceeds $700,000, the plan provides for the payment of an award of 7.14% times the net income above $700,000. Awards are to be distributed 40% to Mr. Lisicki, the President and Chief Executive Officer, and 22.5% each to Messrs. Ziskin and Nachod, Senior Vice Presidents of the Bank, and 15% to Mr. Alescio, Senior Vice President and Chief Financial Officer. The maximum aggregate bonus amount was set at $300,000 for the year.

Long-Term Incentives

     The Company's 1997 Stock Option Plan and RRP, which were approved by stockholders in 1997, are the Company's long-term incentive plans for executive officers, directors and employees of the Company and the Bank. The objectives of the program are to align executive and stockholder long-term interests by creating a strong and direct link between executive pay and the Company's performance, and to enable such individuals to develop and maintain a significant, long-term stock ownership position in the Company's common stock. Awards are made at a level calculated to be competitive with the thrift industry. For information regarding option grants made during 2000, see "Executive Compensation" above.

Submitted by the Compensation and Benefits Committee of the Company:

         James J. Bettini (Chairman), John J. Daly, Marvin R. LeRoy, Jr., Charles S. Pedersen and John A. Tesiero, Jr.

Stockholder Return Performance Presentation

     The line graph below compares the cumulative total shareholder return on the Company's common stock to the cumulative total return of a broad index of The Nasdaq Stock Market and a savings and loan industry index for the period from December 27, 1995 (the date the Company became a public company) through December 31, 2000. Data for the Nasdaq and Saving and Loan indices were calculated by Media General Financial Services. The graph assumes the investment of $100.00 on December 27, 1995 and the reinvestment of all dividends.

                               [GRAPHIC OMITTED]

                               Plotting Points


-----------------------------------------------------------------------------------------------------
                            12/27/95   12/29/95   12/31/96   12/31/97   12/31/98  12/31/99   12/29/00
                            --------   --------   --------   --------   --------  --------   --------
Ambanc Holding Co. Inc.     $100.00    $101.09    $112.50    $188.61    181.25    $153.82    $176.61

Savings and Loan Index       100.00     100.00     130.51     219.43    192.36     154.64     250.67

Nasdaq Market Index          100.00     100.00     124.27     152.00    214.39     378.12     237.67
-----------------------------------------------------------------------------------------------------


Certain Transactions

     Lease Agreements. Director John A. Tesiero, Jr. is a principal owner of the Amsterdam Riverfront Center, which has leased two properties to the Bank. One property is used as an operations center, and the other is used as a branch office. Each lease agreement has a term of five years, expiring in 2003, with an option to renew after expiration for an additional five years. The lease payments by the Bank are equivalent to the market rate at the time the lease agreements were executed. The Bank is expected to pay in the aggregate approximately $125,000 in lease payments under both agreements over the terms of the leases.

     Loans. The Company has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Loans to directors must be approved by a majority of the disinterested directors. Residential loans and any loan in excess of $100,000 to an executive officer must be approved by a majority of the Board of Directors. All loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable
transactions   prevailing  at  the  time,  in  accordance   with  the  Company's
underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II - RATIFICATION OF THE 2001 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

     The Company's Board of Directors has adopted the 2001 Stock Option Plan. The 2001 Stock Option Plan is subject to ratification by the Company's stockholders. Pursuant to the 2001 Stock Option Plan, up to 434,000 shares of Common Stock, approximately 9.6% of the Common Stock presently outstanding, are to be reserved for issuance by the Company upon exercise of stock options that may be granted to officers, directors, employees and other persons from time to time. The purpose of the 2001 Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to them to promote the success of the business of the Company and the Bank. The 2001 Stock Option Plan, which is effective as of February 23, 2001, subject to ratification by the stockholders of the Company, provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the 2001 Stock Option Plan is qualified in its entirety by reference to the 2001 Stock Option Plan attached as Appendix B to this proxy statement.

     The 2001 Stock Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). The Option Committee will select the individuals to be granted options (the "Optionees") and the number of options to be granted. Grants are provided at no cost to the Optionees. It is anticipated that grants will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 2001 Stock Option Plan. Further, the Company will receive no consideration upon exercise other than the option exercise price per share.

     Shares issuable under the 2001 Stock Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 2001 Stock Option Plan. The 2001 Stock Option Plan will continue in effect for a term of ten years from the date it is adopted by the Company.

Interest of Certain Persons

     Employees, officers, and directors of the Company and the Bank have an interest in the ratification of the 2001 Stock Option Plan because they may be eligible to receive the award of Options in the future.

See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and Directors.

Stock Options

     The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option will be exercisable for three months following the cessation of employment but in no event after the expiration date of the Option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise Incentive Stock Options on the date of termination of employment. The Option Committee may determine that Incentive Stock Options not exercised within such time periods may nevertheless remain exercisable thereafter and be deemed Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to an Optionee's termination of employment or service, retirement, disability, or death will be determined by the Option Committee, in its sole discretion, at that time unless those terms and conditions were specifically determined at the time of grant of the Options.

     The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant. For purposes of determining the Fair Market Value of the Common Stock, the exercise price per share of the Option will be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no bid and ask price is available, then the exercise price per share will be determined in good faith by the Option Committee. If the Common Stock is listed on a national securities exchange (currently, the Common Stock is not listed on a national securities exchange) at the time of the granting of an Option, then the exercise price per share of the Option will be not less than the average of the highest and lowest selling price of the Common Stock on the exchange on the date an Option is granted or, if there were no sales on that date, then the exercise price will be not less than the mean between the last bid and ask price on that date. If an officer or employee owns more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option which are not inconsistent with the terms of the 2001 Stock Option Plan or the requirements for qualification as an Incentive Stock Option, if the Option is intended to qualify as an Incentive Stock Option.

     No shares of Common Stock will be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee will have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee. Upon the exercise of an Option, the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. The cash payment will be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option and will be in exchange for the cancellation of the Option.

     The 2001 Stock Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no modification, extension or renewal will confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at that time, and will not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the 2001 Stock Option Plan.

Awards

     The Board or the Option Committee will from time to time determine the officers, directors, employees and other persons who will be granted awards, the award to be granted to any participant, whether the awards will be Incentive Stock Options and/or Non-Incentive Stock Options and the specific terms of such awards. In making this determination, the Board or the Option Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. Participants who have been granted an award may be granted additional awards. Under the 2001 Stock Option Plan, Options may be 100% exercisable upon a participant's death, disability, retirement or upon a change in control (as defined in the 2001 Stock Option Plan) of the Company or the Bank.

     At the present time, no determination has been made as to the granting of any awards under the Plan. It is anticipated that when such awards are made by the Option Committee, such awards shall be earned over a four-year period, vest immediately upon death, disability or retirement of the option holder and upon a change in control of the Company.

Effect of Mergers, Change of Control and Other Adjustments and Anti-Takeover Aspects

     Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, will have the power, prior to or subsequent to the action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of the Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make other adjustments in connection with the 2001 Stock Option Plan as the Option Committee, in its sole discretion, deems appropriate. However, no action may be taken by the Option Committee without the consent of the Optionee that would cause Incentive Stock Options granted pursuant to the 2001 Stock Option Plan to fail to meet the requirements of Section 422 of the Code.

     The Option Committee will at all times have the power to accelerate the exercise date of all unvested Options granted (if any) under the 2001 Stock Option Plan. In the case of a change in control of the Company, all outstanding options become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company if the Company is not the surviving entity;
(iii) a change in control of the Company; or (iv) the acquisition, directly or indirectly, of the beneficial ownership of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a public offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

     In the event of a change in control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the change in control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any Substitute Options exchanged for Incentive Stock Options meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or the securities are exempt from registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options will not constitute Registered Securities, then the Optionee will receive, upon the change in control, a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the change in control multiplied by the number of shares of Common Stock subject to surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the change in control, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all of the surrendered Options.

     The provisions of the 2001 Stock Option Plan related to a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of Options. The power of the Option Committee to make adjustments, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 2001 Stock Option Plan to operate in changed circumstances, to adjust the 2001 Stock Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the 2001 Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

     Although the 2001 Stock Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt it specifically for anti-takeover purposes. The 2001 Stock Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Transferability

     An award of Options under the 2001 Stock Option Plan generally shall not be transferable by a participant other than by will or the laws of interstate succession or pursuant to a domestic relations order. However, with consent of the Option Committee, a participant may be permitted to transfer or assign a Non-Incentive Stock Option for valid estate planning purposes as permitted under the Code and a participant may designate a person or his or her estate, beneficiary of any Option which the participant would then be entitled, in the event of the death of the employee.

Amendment and Termination

     The Board of Directors may alter, suspend or discontinue the 2001 Stock Option Plan, except that no action of the Board may increase the maximum number of shares of Common Stock issuable under the 2001 Stock Option Plan, materially increase the benefits accruing to Optionees under the 2001 Stock Option Plan or materially modify the requirements for eligibility for participation in the 2001 Stock Option Plan unless the action of the Board is subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects

         The Common Stock issuable may either be authorized but unissued shares of Common Stock, treasury shares or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 2001 Stock Option Plan, in whole or in part, with authorized but unissued shares or treasury shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock or treasury shares (i.e., 434,000 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 8.7%.

Federal Income Tax Consequences

     Under present federal tax laws, awards under the 2001 Stock Option Plan will have the following consequences:

     1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee or entitle the Company to a tax deduction at the time of grant.

     2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee or entitle the Company to a deduction at the time of exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

     3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

     4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes ordinary income.

     5.   In  accordance  with Section  162(m) of the Code,  the  Company's  tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the 2001 Stock Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in
          Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the 2001 Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options under the 2001 Stock Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis, using the treasury stock method.

Stockholder Ratification

     Stockholder ratification of the 2001 Stock Option Plan is being sought in order to qualify the 2001 Stock Option Plan for the granting of Incentive Stock Options in accordance with the Code, to meet the requirements of The Nasdaq Stock Market upon which the Common Stock is listed and to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act. An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder ratification of this Proposal II.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 2001 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
PROPOSAL  III  -  RATIFICATION  OF  THE  APPOINTMENT  OF  INDEPENDENT   AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has appointed KPMG LLP to be the Company's independent auditors for the fiscal year ending December 31, 2001 subject to ratification of such appointment by the Company's stockholders at the Meeting. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


--------------------------------------------------------------------------------
                  SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

     Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended December 31, 2000.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for its 2002 Annual Meeting of Stockholders, any stockholder proposal to take action at the 2002 Annual Meeting must be received at the main office of the Company, 11 Division Street, Amsterdam, New York 12010-4312, no later than December 19, 2001. Any proposal submitted will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws and Delaware law. Under the proxy rules, in the event that the Company receives notice of a stockholder proposal to take action at the 2002 Annual Meeting that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from the Company's proxy materials, the persons named in the form of proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the proposal in accordance with their best judgment if notice of the proposal is not received at the main office of the Company by the Deadline (as defined below). In addition to the provision of the proxy rules regarding discretionary voting authority described in the preceding sentence, the Company's Bylaws provide that if notice of a stockholder proposal to take action at the 2002 Annual Meeting is not received at the main office of the Company by the Deadline, the proposal will not be recognized as a matter proper for submission to the Company's stockholders and will not be eligible for presentation at the 2002 Annual Meeting. The "Deadline" means March 19, 2002; however, in the event the 2002 Annual Meeting is held before April 28, 2002 or after July 14, 2002, the "Deadline" means the close of business on the later of the 60th day prior to the date of the 2002 Annual Meeting or the tenth day following the day on which notice of the 2002 Annual Meeting is first mailed or public announcement of the date of the 2002 Annual Meeting is first made.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. Should any other matters properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, AMBANC HOLDING CO., INC., 11 DIVISION STREET, AMSTERDAM, NEW YORK 12010-4303.

                                                                      Appendix A

                            Ambanc Holding Co., Inc.
                            Audit Committee Charter

     I.   Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee has three primary duties and responsibilities:

               o Monitor the integrity of the Company's financial reporting process and systems of internal control.
               o Monitor the independence and performance of the Company's independent auditors and internal audit department.
               o Facilitate communication amon the independent auditors, management, the internal audit department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and it has direct access to the independent auditors, as well as to anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     II.  Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the National Market of The Nasdaq Stock Market, Inc. The Audit Committee shall be comprised of at least three (3) directors as determined by the Board, each of whom shall be independent non-executive directors free from any relationship that would interfere with the exercise of their independent judgment. All members of the Committee must have a basic knowledge of finance and accounting, and be able to read and understand fundamental financial statements, and at least one member of the Committee must have accounting or related financial management expertise.

         Audit Committee members will be appointed by the Board. If an Audit Committee chairperson is not designated or present, the members of the Committee may designate a chairperson by majority vote of the Committee membership.

         The  Committee  shall  meet at  least  three  times  annually,  or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the director of the internal audit department, the independent auditors, and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee should also meet in executive session at each meeting, unless the chairperson determines that it is not necessary.

     III. Audit Committee Responsibilities and Duties

     Review Procedures

          1. Review and reassess the adequacy of this charter at least annually. Submit this charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission (SEC) regulations.

          2. Review the Company's annual audited consolidated financial statements prior to filing with the SEC. This review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments. Also, the Audit Committee shall review the results of the annual audit and receive the required communications in accordance with Statement on Auditing Standards (SAS) No. 61 from the independent auditors. Based on such reviews and discussions, the Audit Committee shall advise the Board whether it recommends that the audited consolidated financial statements be included in the Company's Form 10-K to be filed with the SEC.

          3. Request that the independent auditors review the Company's quarterly financial results and Form 10-Q's in accordance with SAS No. 71 prior to filing, and update any material changes in the SAS No. 61 information on a quarterly basis. The chairperson of the Committee may represent the entire Audit Committee for purposes of any material updates to the SAS No. 61 information.

          4. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.


         Independent Auditors

          5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors and the compensation to be paid, or approve any discharge of auditors when circumstances warrant.

          6. On an annual basis the Committee must received from the independent auditors a formal written statement concerning their independence. The Committee should review and discuss with the independent auditors all significant relationships that they have with the Company that could impair the auditors' independence.

          7. Review the independent auditors' audit plan - discuss scope, reliance upon management and the internal audit department, and the general audit approach.

         Internal Audit Department and Legal Matters

          8.   Review  the   budget,   plan,   changes   in  plan,   activities,
               organizational structure, and qualifications of the internal audit department, as needed.

          9. Review the appointment and performance of the senior internal audit executive.

          10. Review reports prepared by the internal audit department together with management's response and follow-up to these reports.

          11. Review as necessary with management or the Company's legal counsel, any legal matters that could have a significant impact on the Company's consolidated financial statements.

         Other Audit Committee Responsibilities

          12. Perform any other activities consistent with this charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                      Appendix B
                            AMBANC HOLDING CO., INC.
                             2001 STOCK OPTION PLAN

     1. Purpose of the Plan.  The Plan shall be known as the AMBANC HOLDING CO.,
        -------------------
INC. 2001 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, the Bank or any present or future Parent or Subsidiary of the Company, the Bank to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2. Definitions. The following words and phrases when used in this Plan with
        -----------
an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, or grants of Stock Options made in accordance with Section 9(a) of the Plan.

         "Bank" or "Savings Bank" shall mean Mohawk Community Bank, or any successor corporation thereto.

         "Board" shall mean the Board of Directors of the Company, or any successors thereto.

         "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or
(iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

         "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

         "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

         "Company" shall mean AMBANC HOLDING CO., INC.

         "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Bank, its Parent, its Subsidiaries or a successor.

         "Director" shall mean a member of the Board of the Company, or any successor or Parent thereto.

         "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

         "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company, the Bank or any present or future Parent or Subsidiary of the Company in his then current capacity as determined by the Committee.

         "Effective Date" shall mean February 23, 2001.

         "Employee" shall mean any person employed by the Company, the Bank, or any present or future Parent or Subsidiary of the Company.

         "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

         "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

         "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

         "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

         "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

         "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

         "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

         "Participant" means any director, officer or employee of the Company, the Bank, or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

         "Plan" shall mean the AMBANC HOLDING CO., INC. 2001 Stock Option Plan.

         "Retirement" shall mean termination of service in all capacities as an Employee, Director and Director Emeritus following attainment of not less than age 55 and completion of not less than ten years of Service to the Company. Service to the Company rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan.

         "Share" shall mean one share of the Common Stock.

         "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and (g) of the Code.

     3.  Shares  Subject  to the  Plan.  Except  as  otherwise  required  by the
         -----------------------------
provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 434,000 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

     4.  Six Month Holding Period.
         ------------------------

         Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

     5.  Administration of the Plan.
         --------------------------

         (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR
Section 240.16b-3.

         (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

         The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

         (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     6.  Eligibility for Awards and Limitations.
         --------------------------------------

         (a) The Committee shall from time to time determine the officers, Directors, employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such

Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

         (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

         (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein or more than 5% to any individual non-employee Director; provided, however, no such Options are specifically reserved for award to non-employee Directors. In no event shall Shares subject to Options granted to any Employee exceed more than 35% of the total number of Shares authorized for delivery under the Plan.

     7. Term of the Plan.  The Plan shall  continue  in effect for a term of ten
        ----------------
(10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

     8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options
        -----------------------------------------------
may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

         (a) Option Price.

             (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

             (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

         (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.


         (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten
(10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

         (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company, the Bank, or any present or future Parent or Subsidiary of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 25% on the one year anniversary of the date of grant and 25% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

         (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

         (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9. Terms and Conditions of Non-Incentive Stock Options.  Each Non-Incentive
        ---------------------------------------------------
Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

         (a) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

         (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

         (c) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

         (d) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of one-third on the date of grant and one-third annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

         (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

         (f) Transferability. Unless otherwise determined by the Committee in accordance with this Section, any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Incentive Stock Option by a Participant if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code. For purposes of this Section, a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or
(b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Incentive Stock Option or portion thereof, and approval to transfer or assign any Non-Incentive Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Incentive Stock Option or portion thereof. The transferee or assignee of any Non-Incentive Stock Option shall be subject to all of the terms and conditions applicable to such Non-Incentive Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Incentive Stock Option.

     10. Effect of Termination of Employment,  Disability,  Death and Retirement
         -----------------------------------------------------------------------
on Incentive Stock Options.
--------------------------

         (a) Termination of Employment. In the event that any Optionee's employment with the Company, the Bank, or other present or future Parent or Subsidiaries shall terminate for any reason, other than Disability, death or Retirement, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

         (b) Disability. In the event that any Optionee's employment with the Bank, the Company, or any present or future Parent or Subsidiaries of the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of
(i) the  respective  expiration  dates of any such  Incentive  Stock  Options or
(ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

         (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

         (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

         (e) Termination of Incentive Stock Options; Vesting Upon Retirement. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company or the Bank terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period. Notwithstanding the foregoing, the Committee may authorize at the time of the grant of an Option that such Award shall be immediately 100% exercisable upon the Retirement of the Optionee.

     11. Effect of Termination of Employment, Disability, Death or Retirement on
         -----------------------------------------------------------------------
Non-Incentive  Stock Options.  The terms and conditions of  Non-Incentive  Stock
----------------------------
Options relating to the effect of the Retirement or other termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

     12.  Withholding  Tax. The Company  shall have the right to deduct from all
          ----------------
amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     13. Recapitalization,  Merger,  Consolidation,  Change in Control and Other
         -----------------------------------------------------------------------
Transactions.
------------

         (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

         (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

         (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

         (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

          (c) Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

             (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

             (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

             (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

         (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

     Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

     14. Time of Granting Options. The date of grant of an Option under the Plan
         ------------------------
shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

     15.  Effective  Date.  The Plan  shall  became  effective  upon the date of
          ---------------
approval of the Plan by the Board of the Company (February 23 , 2001).

     16.   Ratification  by   Stockholders.   The  Plan  shall  be  ratified  by
           -------------------------------
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

     17.  Modification of Options.  At any time and from time to time, the Board
          -----------------------
may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

     18. Amendment and Termination of the Plan.
         -------------------------------------

         (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

         (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     19.  Conditions  Upon Issuance of Shares;  Limitations on Option  Exercise;
          ----------------------------------------------------------------------
Cancellation of Option Rights.
-----------------------------

         (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

         (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

         (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

         (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

     20.  Reservation  of Shares.  During the term of the Plan, the Company will
          ----------------------
reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     21.  Unsecured  Obligation.  No  Participant  under the Plan shall have any
          ---------------------
interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     22. No Employment Rights. No Director,  Employee or other person shall have
         --------------------
a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Bank, or any present or future Parent or Subsidiary.

     23.  Governing  Law.  The  Plan  shall  be  governed  by and  construed  in
          --------------
accordance with the laws of the State of New York, except to the extent that federal law shall be deemed to apply.

                            Ambanc Holding Co., Inc.
                               Amsterdam, New York

                   Annual Meeting of Stockholders May 18, 2001

     The undersigned hereby appoints the members of the Board of Directors of Ambanc Holding Co., Inc. (the "Company") with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock, par value $.01 per share (the "Common Stock"), of Ambanc Holding Co., Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company's offices at 11 Division Street, Amsterdam, New York, at the date and time set forth in the Notice of Annual Meeting and at any and all adjournments and postponements thereof, as instructed hereon.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

I.    Election of four directors     FOR all nominees
      for terms of three years.      listed (except as        WITHHOLD AUTHORITY
                                       marked to the           to vote for all
      Nominees:                       contrary below)          nominees listed
      --------                        ---------------         ------------------
      Daniel J. Greco
      John M. Lisicki                     |_|                        |_|
      Charles S. Pedersen
      John A. Tesiero, Jr.

(Instructions:  To  withhold  authority  to vote  for  one or  more  but not all
 ------------
nominees, mark the "FOR" box, and write the name(s) of the nominee(s) for whom you wish to withhold your vote in the space provided below. To withhold authority to vote for all nominees, mark the 'WITHHOLD AUTHORITY" box.

         -----------------------------------------------------------

II.   Ratification of Ambanc Holding Co., Inc. 2001 Stock Option Plan.

           FOR                  AGAINST                   ABSTAIN
           ---                  -------                   -------
           |_|                    |_|                       |_|

III. Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2001.

           FOR                  AGAINST                   ABSTAIN
           ---                  -------                   -------
           |_|                    |_|                       |_|


     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote "For" all of the above proposals.

     This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Company Common Stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of this proxy. If this proxy is revoked as described above, then the power of the attorneys and proxies named herein shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of the Notice of the Annual Meeting, the related Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000.

PLEASE  PROMPTLY   COMPLETE,   DATE,  SIGN  AND  MAIL  THIS  PROXY  IN  ENCLOSED
POSTAGE-PAID ENVELOPE.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


|_|     Please check here if you plan to attend the Meeting.




Dated:                           , 2001
        -------------------------




---------------------------------           ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


---------------------------------           ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.